                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2006

              SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number 333-29903

                     Utah                                30-0123229
           (State of incorporation)            (IRS Employer Identification No.)

       503 Washington Avenue, Suite 2D
              Newtown, PA                                  18940
  (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (215) 968-0200

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

On  October  13,  2006,  in  connection  with  the  filing  on that  date of the
Registrant's  Annual  Report on Form 10-K for the year ended June 30, 2006,  the
Registrant concluded that its financial statements for the interim periods ended
December 31, 2005,  and March 31, 2006,  should no longer be relied upon because
of  errors  in  those  financial   statements.   Specifically,   the  Registrant
capitalized  $600,000 in obligations  incurred on October 17, 2005, and included them in the cost and fair value of its  investment  in its  affiliate,  Historic
Discoveries, Inc., when the obligations should have been expensed as termination of employment and  consulting  agreements,  and it failed to record  $800,000 in notes payable,  convertible debt, because it mistakenly  believed that the notes were the obligation of a subsidiary and not of the Registrant.  (The Registrant, which was then a business development company, did not consolidate its financial statements for the year ended June 30, 2006, although it has since withdrawn its business  development  company  election  and  will  consolidate  its  financial
statements  in  future  periods.)  In  addition,   the  Registrant's   financial
statements included errors in the numbers of outstanding shares of Common Stock, resulting in errors in amounts reported on a per share basis.

For the Registrant's  financial  statements at and for the period ended December
31, 2005,  as reported on the Form 10-Q/A filed May 23, 2006,  the cost and fair value of the Registrant's investment in Historic Discoveries,  Inc., reported as
$1,861,410,  should have been reported as  $1,261,410,  and the  following  line items have been restated as follows:

                                 Three Months Ended December 31, 2005           Six Months Ended December 31, 2005
                                 As Filed               Corrected               As Filed             Corrected

Termination of employment and
 consulting agreements           $                -     $         600,000       $              -     $         600,000
Total operating expenses         $          434,634     $       1,034,634       $        732,094     $       1,332,094
Net operating (loss)             $         (360,745)    $        (960,745)      $       (214,209)    $        (814,209)
Net decrease in net assets
 resulting from operations       $       (3,444,351)    $      (4,044,351)      $     (3,550,975)    $      (4,150,975)
Net operating loss per common
 share (basic and diluted)
     Basic                       $          (0.0168)                            $        (0.0197)
     Diluted                     $          (0.0168)                            $        (0.0197)
Net loss per common share
 (basic and diluted)
     Basic                       $          (0.1608)                            $        (0.3270)
     Diluted                     $          (0.1608)                            $        (0.3270)
Weighted average shares of
 common stock outstanding
     Basic                               21,416,875                                   10,858,934
     Diluted                             21,416,875                                   10,858,934

                                      At December 31, 2005
                                 As Filed               Corrected
Investments in and advances to
 affiliates                      $        2,661,410     $       2,061,410
Total assets                     $        2,738,915     $       2,138,915
Notes payable, convertible
 debt                            $                -     $         800,000
Total liabilities                $        1,070,061     $       1,870,061
Capital in excess of par value   $       20,072,488     $      19,272,488
Accumulated undistributed net
 (loss)                          $      (17,433,120)    $     (18,033,120)
Total shareholders' equity       $        1,668,854     $         268,854
Total liabilities and
 shareholders' equity            $        2,738,915     $       2,138,915
Shares outstanding
 (split-adjusted)                        26,203,040             2,620,304
Net asset value per share        $           0.0637     $          0.1026

For the Registrant's  financial statements at and for the period ended March 31,
2006,  as reported on the Form 10-Q filed May 23, 2006,  the cost and fair value of the  Registrant's  investment  in  Historic  Discoveries,  Inc.,  reported as
$1,873,010,  should have been reported as  $1,273,010,  and the  following  line items have been restated as follows:

                                 Nine Months Ended March 31, 2006
                                 As Filed               Corrected

Termination of employment and
 consulting agreements           $                -     $         600,000
Total operating expenses         $        1,050,734     $       1,650,734
Net operating (loss)             $         (487,849)    $      (1,087,849)
Net decrease in net assets
 resulting from operations       $       (3,824,615)    $      (4,424,615)
Net operating loss per common
 share (basic and diluted)
     Basic                       $          (0.0307)    $         (0.1214)
     Diluted                     $          (0.0307)    $         (0.1214)
Net loss per common share
 (basic and diluted)
     Basic                       $          (0.2406)    $         (0.4936)
     Diluted                     $          (0.2406)    $         (0.4936)
Weighted average shares of
 common stock outstanding
     Basic                               15,898,969             8,964,276
     Diluted                             15,898,969             8,964,276

                                         At March 31, 2006
                                 As Filed               Corrected
Investments in and advances
 to affiliates                   $        2,707,070     $       2,107,070
Total assets                     $        2,818,821     $       2,218,821
Notes payable, convertible
 debt                            $                -     $         800,000
Total liabilities                $        1,522,567     $       2,322,567
Capital in excess of par
 value                           $       20,322,917     $      19,522,917
Accumulated undistributed net
 (loss)                          $      (18,056,149)    $     (18,656,149)
Total shareholders' equity       $        1,296,254     $        (103,746)
Total liabilities and
 shareholders' equity            $        2,818,821     $       2,218,821
Shares outstanding                       26,203,040            26,203,166
Net asset value per share        $           0.0637     $         (0.0040)

The Registrant's  management has discussed the matters  disclosed in this filing with the Registrant's independent accountant, Baumann, Raymondo & Company PA.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOVEREIGN EXPLORATION ASSOCIATES
                                 INTERNATIONAL, INC.

                                 By:      /s/Robert D. Baca
                                          Robert D. Baca
                                          President and Chief Executive Officer

Dated:        October 18, 2006